Supplement dated May 1, 2008
to the
Fusion Global Long/Short Fund Prospectus
dated September 28, 2007

Effective on April 1, 2008, Mr. Michiel H. Hurley began serving as the sole Portfolio Manager of the Fusion Global Long/Short Fund (the “Fund”), a series of Trust for Professional Managers.  Messrs. Gregory J. Christian and Andrew B. Corradetti no longer serve as Portfolio Managers of the Fund, however, both continue to serve in other positions with Fusion Asset Management, LLC, the Fund’s investment advisor.

The disclosure in the section entitled “Management of the Fund - Portfolio Managers” on page 10 of the Fund’s Prospectus is amended to read as follows:

Portfolio Manager

Michiel H. Hurley, CMT, is the Portfolio Manager for the Fund and is solely responsible for the day-to-day management of the Fund’s portfolio.  Mr. Hurley joined the Adviser in 2007, and serves as a Portfolio Manager for the Adviser.  Prior to joining the Adviser, Mr. Hurley served as Chief Technical Strategist for M.S. Howells & Co. from April 2005 to August 2006.  From June 2002 to April 2005, Mr. Hurley was an independent research provider and consultant, and from June 1999 to February 2002 served as Chief Technical Strategist for E*Offering/Sound View Technology Group.  Mr. Hurley is a graduate of the University of California-Santa Barbara where he received a B.A degree in business economics and a B.A. degree in chemistry.  Mr. Hurley holds Series 7, 63, 24, 86, 87 and 65 licenses and is a Chartered Market Technician.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of securities in the Fund.

Please retain this supplement with your Prospectus.

Supplement dated May 1, 2008
to the
Fusion Global Long/Short Fund Statement of Additional Information
dated September 28, 2007

Effective on April 1, 2008, Mr. Michael H. Hurley began serving as the sole Portfolio Manager of the Fusion Global Long/Short Fund (the “Fund”), a series of Trust for Professional Managers.  Messrs. Gregory J. Christian and Andrew B. Corradetti no longer serve as Portfolio Managers of the Fund, however, both continue to serve in other positions with Fusion Asset Management, LLC, the Fund’s investment adviser.

The disclosure in the sections entitled “Management of the Fund – Investment Adviser,” on page B-20 and “Management of the Fund – Portfolio Managers” on page B-21 of the Fund’s Statement of Additional Information are amended to read as follows:

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Fusion Asset Management, LLC, located at 10425 Double R Blvd., Reno, NV 89521, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund’s investments.  Mr. Gregory Christian and Mr. Andrew Corradetti are control persons of the Adviser due to their ownership of and positions with the Adviser.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Advisory Agreement requires the Adviser to provide or pay the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary management fee.  In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 1.90% of the Fund’s average daily net assets as specified in the Prospectus.  However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The Adviser has entered into a contractual operating expense limitation agreement with the Fund, whereby the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Total Annual Fund Operating Expenses (excluding interest and tax expenses and acquired fund fees and expenses) do not exceed 1.90% of the Fund’s average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  This agreement may be terminated at any time at the discretion of the Board of Trustees.

Portfolio Manager

As disclosed in the Prospectus, Michiel Hurley is the portfolio manager (the “Portfolio Manager”) for the Fund and is solely responsible for the day-to-day management of the Fund’s portfolio.

The following provides information regarding accounts managed by the Portfolio Manager as of June 30, 2007:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Registered Investment Companies	1	$18 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	260	$220 million	0	$0

The Adviser may also serve as the investment adviser to other accounts that have investment strategies that are similar to that of the Fund, which could create certain conflicts of interest with respect to timing and allocation of transactions.  All portfolio transactions will be implemented according to the Adviser’s trade allocation policies.  These policies, among other things, ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client and is fair and nondiscriminatory.

The Portfolio Manager’s compensation as the Portfolio Manager of the Fund is based in part on the assets managed by the Adviser and also on the overall profitability of the Adviser.

As the Fund was not operational prior to the date of this SAI, the Portfolio Manager does not own any securities in the Fund.

Please retain this supplement with your Statement of Additional Information.